        FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 4, 1994

                                                       REGISTRATION NO. 33-52769
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- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                              AMENDMENT NO. 3
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                              UJB FINANCIAL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        NEW JERSEY                   6711                    22-1903313
     (STATE OR OTHER          (PRIMARY STANDARD           (I.R.S. EMPLOYER
       JURISDICTION               INDUSTRIAL            IDENTIFICATION NO.)
   OF INCORPORATION OR       CLASSIFICATION CODE
      ORGANIZATION)                NUMBER)

                              301 CARNEGIE CENTER
                                 P.O. BOX 2066
                        PRINCETON, NEW JERSEY 08543-2066
                                 (609) 987-3200
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                           RICHARD F. OBER, JR., ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       301 CARNEGIE CENTER, P.O. BOX 2066
                        PRINCETON, NEW JERSEY 08543-2066
                                 (609) 987-3430
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:
         RONALD F. DAITZ, ESQ.                    JOHN J. GORMAN, ESQ.
         WEIL, GOTSHAL & MANGES           LUSE LEHMAN GORMAN POMERENK & SCHICK
            767 FIFTH AVENUE             1300 I STREET, N.W. -- SUITE 220 EAST
        NEW YORK, NEW YORK 10153                 WASHINGTON, D.C. 20005

                               ----------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement and upon consummation of the merger of VSB Bancorp, Inc. with and into the Registrant as described herein.

                               ----------------

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  With respect to the indemnification of directors and officers, Section 5 of
Article IX of the By-Laws of UJB provides:

  "Section 5. Indemnification. Each person who was or is a party and each person who is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or arbitrative, by reason of the fact that such person is, or was, a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, agent, or employee of another corporation, partnership, joint venture, sole proprietorship, trust or other enterprise, whether or not for profit, shall be indemnified and reimbursed by the Corporation for liabilities (including amounts paid or incurred in satisfaction of settlements, judgments, fines and penalties) and expenses (including reasonable costs, disbursements and counsel fees) to the fullest extent permitted by the laws of the State of New Jersey as in effect at the time of such indemnification. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, and administrators of each such person, shall not be exclusive of any other rights or indemnification to which any director, officer, employee or other person may be entitled in any capacity as a matter of law or under any by-law, agreement, vote of shareholders or directors, insurance policy, or otherwise; and shall continue as to each such person who has ceased to be a director, officer or employee.

  "The By-Law shall be implemented and construed to provide any director, officer, employee, or other person described above who is found to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation the maximum indemnification, advancement of expenses, and reimbursement for liabilities and expenses allowed by law, provided, however, that advancement of counsel fees will be made only when the Board of Directors determines that arrangements for counsel are satisfactory to the Board."

  Such provision is consistent with Section 14A:3-5 of the Business Corporation Act of the State of New Jersey, the state of UJB's incorporation, which permits the indemnification of officers and directors, under certain circumstances and subject to specified limitations, against liability which any officer or director may incur in such capacity.

  UJB carries officers' and directors' liability insurance policies which provide coverage against judgments, settlements and legal costs incurred because of actual or asserted acts or omissions of such officers and directors of UJB arising out of their duties as such, subject to certain exceptions, including, but not limited to, damages based upon illegal personal profits or adjudicated dishonesty of the person seeking indemnification. The policies provide coverage of $35,000,000 in the aggregate.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits

  This Registration Statement includes the following exhibits:

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
  2(a)   Agreement and Plan of Merger dated December 16, 1993, between UJB and
         VSB (included without exhibits as Appendix A to the Proxy Statement-
         Prospectus included in this Registration Statement; with exhibits A, B and C incorporated by reference to Exhibit (10)Y. to the Current
         Report on Form 8-K of UJB, dated December 15, 1993).
   (b)   Amendment dated March 17, 1994 to the Agreement and Plan of Merger between UJB and VSB (included with Exhibit 2(a) as Appendix A to the
         Proxy Statement-Prospectus).

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
   3(a)  Restated Certificate of Incorporation of UJB, as restated July 1,
         1988, as amended through May 16, 1990 (incorporated by reference to
         Exhibit (3)A. on Form 10-Q of UJB for the quarter ended June 30,
         1990).
    (b)  By-Laws of UJB as amended through December 16, 1992 (incorporated by reference to Exhibit (3)B.(i) to the Current Report on Form 8-K of
         UJB, dated December 16, 1992).
 + 5     Opinion of Richard F. Ober, Jr., Esq. regarding legality of securities being issued.
 + 8(a)  Opinion of Weil, Gotshal & Manges regarding tax matters.
 +  (b)  Opinion of Luse Lehman Gorman Pomerenk & Schick regarding tax matters.
  10(a)  Stock Option Agreement dated December 16, 1993, between UJB and VSB
         (incorporated by reference to Exhibit (10)Z. to the Current Report on
         Form 8-K of UJB, dated December 15, 1993).
         Quarterly Report on Form 10-Q of UJB for the quarter ended September
 +13(a)  30, 1993.
         Quarterly Report on Form 10-Q of VSB for the quarter ended December
 +  (b)  31, 1993.
  24(a)  Consent of KPMG Peat Marwick (UJB).
  24(b)  Consent of KPMG Peat Marwick (VSB).
 +  (c)  Consent of Richard F. Ober, Jr., Esq.--included in his opinion filed as Exhibit 5 to this Registration Statement.
 +  (d)  Consent of Weil, Gotshal & Manges--included in its opinion filed as
         Exhibit 8(a) to this Registration Statement.
 +  (e)  Consent of Luse Lehman Gorman Pomerenk & Schick--included in its opinion filed as Exhibit 8(b) to this Registration Statement.
 +25     Power of Attorney.
  28(a)  Form of Proxy.
    (b)  Opinion of Ryan, Beck & Co. (Included as Appendix B to the Proxy
         Statement-Prospectus included in this Registration Statement).

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+ previously filed
  (b) Financial Statement Schedules.

  All financial statement schedules either are not required or are included in the notes to the financial statements incorporated by reference herein.

ITEM 22. UNDERTAKINGS.

  (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions set forth in response to Item 20 hereof, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (c) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

  (d) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

  (e) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

  (f) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415 under the Securities Act, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 3 to Registration Statement No. 33-52769 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of West Windsor, and the State of New Jersey on the 4th day of May, 1994.

                                          UJB Financial Corp.

                                                            *
                                          By:  ________________________________
                                                    T. JOSEPH SEMROD,
                                                CHAIRMAN OF THE BOARD OF
                                                 DIRECTORS AND PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to Registration Statement No. 33-52769 has been signed below on the 4th day of May, 1994 by the following persons in the capacities indicated.

             SIGNATURES                                  TITLES

                  *                       Chairman of the Board of Directors
- -------------------------------------      and President (Chief Executive
          T. JOSEPH SEMROD                 Officer)

                  *                       Senior Executive Vice President-
- -------------------------------------      Finance (Principal Financial
          JOHN R. HAGGERTY                 Officer)

                  *                       Executive Vice President and
- -------------------------------------      Comptroller (Principal Accounting
          WILLIAM J. HEALY                 Officer)

                  *                       Director
- -------------------------------------
           ROBERT L. BOYLE

                  *                       Director
- -------------------------------------
           JOHN G. COLLINS

                  *                       Director
- -------------------------------------
         T.J. DERMOT DUNPHY

                  *                       Director
- -------------------------------------
          ELINOR J. FERDON

                  *                       Director
- -------------------------------------
           FRED G. HARVEY

                  *                       Director
- -------------------------------------
           JOHN R. HOWELL

                  *                       Director
- -------------------------------------
          FRANCIS J. MERTZ

                                          Director
- -------------------------------------
        GEORGE L. MILES, JR.

                  *                       Director
- -------------------------------------
        HENRY S. PATTERSON II

                  *                       Director
- -------------------------------------
         RAYMOND SILVERSTEIN

                  *                       Director
- -------------------------------------
           JOSEPH M. TABAK

* Richard F. Ober, Jr., by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to powers of attorney executed by such persons, filed with the Securities and Exchange Commission.

/s/ Richard F. Ober, Jr.
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                                      II-4

                                 EXHIBIT INDEX

 EXHIBIT                                                                   PAGE
   NO.                             DESCRIPTION                             NO.
 -------                           -----------                             ----
   2(a)  Agreement and Plan of Merger dated December 16, 1993, between
         UJB and VSB (included without exhibits as Appendix A to the
         Proxy Statement-Prospectus included in this Registration
         Statement; with exhibits A, B and C incorporated by reference to Exhibit (10)Y. to the Current Report on Form 8-K of UJB,
         dated December 15, 1993).
    (b)  Amendment dated March 17, 1994 to the Agreement and Plan of
         Merger between UJB and VSB (included with Exhibit 2(a) as
         Appendix A to the Proxy Statement-Prospectus).
   3(a)  Restated Certificate of Incorporation of UJB, as restated July
         1, 1988, as amended through May 16, 1990 (incorporated by
         reference to Exhibit (3)A. on Form 10-Q of UJB for the quarter ended June 30, 1990).
    (b)  By-Laws of UJB as amended through December 16, 1992
         (incorporated by reference to Exhibit (3)B.(i) to the Current
         Report on Form 8-K of UJB, dated December 16, 1992).
 + 5     Opinion of Richard F. Ober, Jr., Esq. regarding legality of securities being issued.
 + 8(a)  Opinion of Weil, Gotshal & Manges regarding tax matters.
 +  (b)  Opinion of Luse Lehman Gorman Pomerenk & Schick regarding tax matters.
  10(a)  Stock Option Agreement dated December 16, 1993, between UJB and
         VSB (incorporated by reference to Exhibit (10)Z. to the Current
         Report on Form 8-K of UJB, dated December 15, 1993).
 +13(a)  Quarterly Report on Form 10-Q of UJB for the quarter ended
         September 30, 1993.
 +  (b)  Quarterly Report on Form 10-Q of VSB for the quarter ended
         December 31, 1993.
  24(a)  Consent of KPMG Peat Marwick (UJB).
  24(b)  Consent of KPMG Peat Marwick (VSB).
 +  (c)  Consent of Richard F. Ober, Jr., Esq.--included in his opinion filed as Exhibit 5 to this Registration Statement.
 +  (d)  Consent of Weil, Gotshal & Manges--included in its opinion filed as Exhibit 8(a) to this Registration Statement.
 +  (e)  Consent of Luse Lehman Gorman Pomerenk & Schick--included in its opinion filed as Exhibit 8(b) to this Registration
         Statement.
 + 25    Power of Attorney
  28(a)  Form of Proxy.
    (b)  Opinion of Ryan, Beck & Co. (Included as Appendix B to the
         Proxy Statement-Prospectus included in this Registration
         Statement).

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+ Previously filed